Exhibit 99.2

RenaissanceRe Holdings Ltd.

Financial Supplement

December 31, 2008

Contact:

Investors:
RenaissanceRe Holdings Ltd.
Fred R. Donner, Chief Financial Officer and Executive Vice President 441-295-4513

Media:
Kekst and Company
David Lilly or Dawn Dover
212-521-4800

RenaissanceRe Holdings Ltd.

Contents

		Page(s)
Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2-3
b.	Consolidated Segment Underwriting Results	4-5
c.	Reinsurance Segment - Catastrophe and Specialty Underwriting Results	6
d.	Reinsurance Segment - Gross Premiums Written	7-8
e.	Individual Risk Segment - Gross Premiums Written	9
f.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10-11

Balance Sheets
a.	Summary Consolidated Balance Sheets	12

Investments
a.	Composition of Investment Portfolio	13
b.	Summary of Other Investments	14
c.	Investment Result	15

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	16
b.	Paid to Incurred Analysis	17

Other Items
a.	Equity in Earnings (Losses) of Other Ventures	18
b.	Ratings	19

Comments on Regulation G		20-21

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income (loss)”, “operating income (loss) per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “managed catastrophe premium, net of fully-collateralized joint ventures”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See page 20 and 21 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by the Company’s subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, as amended, for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008.

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2007. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including the Annual Report on Form 10-K, as amended, for the year ended December 31, 2007 and Quarterly Report on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended December 31,		Twelve months ended December 31,
	2008	2007	2008	2007
Highlights
Gross premiums written	$161,609	$122,227	$1,736,028	$1,809,637
Net premiums written	142,074	105,303	1,353,620	1,435,335
Net premiums earned	321,995	336,240	1,386,824	1,424,369
Net claims and claim expenses incurred	28,769	62,728	760,489	479,274
Underwriting income	205,683	177,252	290,617	579,701
Net investment (loss) income	(82,724)	80,714	24,231	402,463
Net (loss) income (attributable) available to common shareholders	(55,192)	62,204	(13,280)	569,575
Net realized (losses) gains on investments	(83,873)	7,182	(206,314)	1,293
Net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	(131,201)	—	(167,171)
Operating income available to common shareholders (1)	28,681	186,223	193,034	735,453

Total assets	$7,984,051	$8,286,355	$7,984,051	$8,286,355
Total shareholders’ equity	$3,032,743	$3,477,503	$3,032,743	$3,477,503

Per share data
Net (loss) income (attributable) available to common shareholders per common share - diluted (2)	$(0.91)	$0.88	$(0.21)	$7.93
Operating income available to common shareholders per common share - diluted (1)	$0.47	$2.64	$3.04	$10.24

Dividends per common share	$0.23	$0.22	$0.92	$0.88

Book value per common share	$38.74	$41.03	$38.74	$41.03
Adjustment for goodwill and other intangibles (1)	(2.01)	(0.09)	(2.01)	(0.09)

Tangible book value per common share (1)	36.73	40.94	36.73	40.94
Accumulated dividends per common share	7.92	7.00	7.92	7.00

Tangible book value per common share plus accumulated dividends (1)	$44.65	$47.94	$44.65	$47.94

Financial ratios
Net claims and claim expense ratio - current accident year	41.3%	50.4%	71.8%	50.0%
Net claims and claim expense ratio - prior accident years	(32.4%)	(31.7%)	(17.0%)	(16.4%)

Net claims and claim expense ratio - calendar year	8.9%	18.7%	54.8%	33.6%
Underwriting expense ratio	27.2%	28.6%	24.2%	25.7%

Combined ratio	36.1%	47.3%	79.0%	59.3%

Operating return on average common equity - annualized (1)	4.8%	26.1%	7.4%	27.0%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	In accordance with FAS 128, earnings per share calculations use average common shares outstanding - basic, when in a net loss position.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Quarter to Date

	Three months ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Revenues
Gross premiums written	$161,609	$239,806	$807,575	$527,038	$122,227

Net premiums written	$142,074	$194,408	$614,022	$403,116	$105,303
Decrease (increase) in unearned premiums	179,921	184,934	(237,449)	(94,202)	230,937

Net premiums earned	321,995	379,342	376,573	308,914	336,240
Net investment (loss) income	(82,724)	15,767	38,685	52,503	80,714
Net foreign exchange (losses) gains	(5,553)	3,448	(231)	4,936	4,598
Equity in earnings (losses) of other ventures	148	2,333	4,872	6,250	(124,999)
Other income (loss)	6	2,258	(24)	8,012	(20,221)
Net realized (losses) gains on investments	(83,873)	(87,610)	(24,161)	(10,670)	7,182

Total revenues	149,999	315,538	395,714	369,945	283,514

Expenses
Net claims and claim expenses incurred	28,769	535,347	114,217	82,156	62,728
Acquisition expenses	59,281	54,231	53,613	46,428	67,973
Operational expenses	28,262	30,296	33,494	30,113	28,287
Corporate expenses	6,705	3,116	7,111	8,703	9,771
Interest expense	6,513	5,379	5,937	6,804	7,226

Total expenses	129,530	628,369	214,372	174,204	175,985

Income (loss) before minority interest and taxes	20,469	(312,831)	181,342	195,741	107,529
Minority interest - DaVinciRe	(65,454)	91,977	(41,341)	(40,315)	(54,070)

(Loss) income before taxes	(44,985)	(220,854)	140,001	155,426	53,459
Income tax benefit (expense)	368	455	6,295	(7,686)	19,320

Net (loss) income	(44,617)	(220,399)	146,296	147,740	72,779
Dividends on preference shares	(10,575)	(10,575)	(10,575)	(10,575)	(10,575)

Net (loss) income (attributable) available to common shareholders	$(55,192)	$(230,974)	$135,721	$137,165	$62,204

Operating income (loss) available (attributable) to common shareholders per Common Share - diluted (1) (2)	$0.47	$(2.35)	$2.50	$2.21	$2.64
Net (loss) income (attributable) available to common shareholders per Common Share - basic	$(0.91)	$(3.79)	$2.16	$2.09	$0.90
Net (loss) income (attributable) available to common shareholders per Common Share - diluted (2)	$(0.91)	$(3.79)	$2.13	$2.05	$0.88

Average shares outstanding - basic	60,732	60,943	62,921	65,528	68,966
Average shares outstanding - diluted	61,269	61,694	63,878	66,803	70,413

Net claims and claim expense ratio	8.9%	141.1%	30.3%	26.6%	18.7%
Underwriting expense ratio	27.2%	22.3%	23.2%	24.8%	28.6%

Combined ratio	36.1%	163.4%	53.5%	51.4%	47.3%

Operating return on average common equity - annualized (1)	4.8%	(22.4%)	23.4%	21.3%	26.1%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	In accordance with FAS 128, earnings per share calculations use average common shares outstanding - basic, when in a net loss position.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Year to Date

	Twelve months ended
	December 31, 2008	December 31, 2007
Revenues
Gross premiums written	$1,736,028	$1,809,637

Net premiums written	$1,353,620	$1,435,335
Decrease (increase) in unearned premiums	33,204	(10,966)

Net premiums earned	1,386,824	1,424,369
Net investment income	24,231	402,463
Net foreign exchange gains	2,600	3,968
Equity in earnings (losses) of other ventures	13,603	(128,609)
Other income (loss)	10,252	(37,930)
Net realized (losses) gains on investments	(206,314)	1,293

Total revenues	1,231,196	1,665,554

Expenses
Net claims and claim expenses incurred	760,489	479,274
Acquisition expenses	213,553	254,930
Operational expenses	122,165	110,464
Corporate expenses	25,635	28,860
Interest expense	24,633	33,626

Total expenses	1,146,475	907,154

Income before minority interest and taxes	84,721	758,400
Minority interest - DaVinciRe	(55,133)	(164,396)

Income before taxes	29,588	594,004
Income tax (expense) benefit	(568)	18,432

Net income	29,020	612,436
Dividends on preference shares	(42,300)	(42,861)

Net (loss) income (attributable) available to common shareholders	$(13,280)	$569,575

Operating income available to common shareholders per Common Share - diluted (1)	$3.04	$10.24

Net (loss) income (attributable) available to common shareholders per Common Share - basic (2)	$(0.21)	$8.08
Net (loss) income (attributable) available to common shareholders per Common Share - diluted	$(0.21)	$7.93

Average shares outstanding - basic	62,531	70,520
Average shares outstanding - diluted	63,411	71,825

Net claims and claim expense ratio	54.8%	33.6%
Underwriting expense ratio	24.2%	25.7%

Combined ratio	79.0%	59.3%

Operating return on average common equity - annualized (1)	7.4%	27.0%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	In accordance with FAS 128, earnings per share calculations use average common shares outstanding - basic, when in a net loss position.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Quarter to Date

	Three months ended December 31, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$53,407	$107,958	$244	$161,609

Net premiums written	$46,557	$95,517		$142,074

Net premiums earned	$200,188	$121,807		$321,995
Net claims and claim expenses incurred	(49,857)	78,626		28,769
Acquisition expenses	26,942	32,339		59,281
Operational expenses	17,300	10,962		28,262

Underwriting income (loss)	$205,803	$(120)		$205,683

Net claims and claim expenses incurred - current accident year	$46,398	$86,546		$132,944
Net claims and claim expenses incurred - prior accident years	(96,255)	(7,920)		(104,175)

Net claims and claim expenses incurred - total	$(49,857)	$78,626		$28,769

Net claims and claim expense ratio - current accident year	23.2%	71.1%		41.3%
Net claims and claim expense ratio - prior accident years	(48.1%)	(6.6%)		(32.4%)

Net claims and claim expense ratio - calendar year	(24.9%)	64.5%		8.9%
Underwriting expense ratio	22.1%	35.6%		27.2%

Combined ratio	(2.8%)	100.1%		36.1%

	Three months ended December 31, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$26,693	$93,353	$2,181	$122,227

Net premiums written	$28,807	$76,496		$105,303

Net premiums earned	$234,375	$101,865		$336,240
Net claims and claim expenses incurred	19,128	43,600		62,728
Acquisition expenses	33,504	34,469		67,973
Operational expenses	17,026	11,261		28,287

Underwriting income	$164,717	$12,535		$177,252

Net claims and claim expenses incurred - current accident year	$117,777	$51,722		$169,499
Net claims and claim expenses incurred - prior accident years	(98,649)	(8,122)		(106,771)

Net claims and claim expenses incurred - total	$19,128	$43,600		$62,728

Net claims and claim expense ratio - current accident year	50.3%	50.8%		50.4%
Net claims and claim expense ratio - prior accident years	(42.1%)	(8.0%)		(31.7%)

Net claims and claim expense ratio - calendar year	8.2%	42.8%		18.7%
Underwriting expense ratio	21.5%	44.9%		28.6%

Combined ratio	29.7%	87.7%		47.3%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Year to Date

	Twelve months ended December 31, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$1,154,391	$587,309	$(5,672)	$1,736,028

Net premiums written	$871,893	$481,727		$1,353,620

Net premiums earned	$909,759	$477,065		$1,386,824
Net claims and claim expenses incurred	440,900	319,589		760,489
Acquisition expenses	105,437	108,116		213,553
Operational expenses	81,797	40,368		122,165

Underwriting income	$281,625	$8,992		$290,617

Net claims and claim expenses incurred - current accident year	$629,022	$366,294		$995,316
Net claims and claim expenses incurred - prior accident years	(188,122)	(46,705)		(234,827)

Net claims and claim expenses incurred - total	$440,900	$319,589		$760,489

Net claims and claim expense ratio - current accident year	69.1%	76.8%		71.8%
Net claims and claim expense ratio - prior accident years	(20.6%)	(9.8%)		(17.0%)

Net claims and claim expense ratio - calendar year	48.5%	67.0%		54.8%
Underwriting expense ratio	20.5%	31.1%		24.2%

Combined ratio	69.0%	98.1%		79.0%

	Twelve months ended December 31, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$1,290,420	$556,594	$(37,377)	$1,809,637

Net premiums written	$1,024,493	$410,842		$1,435,335

Net premiums earned	$957,661	$466,708		$1,424,369
Net claims and claim expenses incurred	241,118	238,156		479,274
Acquisition expenses	119,915	135,015		254,930
Operational expenses	67,969	42,495		110,464

Underwriting income	$528,659	$51,042		$579,701

Net claims and claim expenses incurred - current accident year	$435,495	$276,929		$712,424
Net claims and claim expenses incurred - prior accident years	(194,377)	(38,773)		(233,150)

Net claims and claim expenses incurred - total	$241,118	$238,156		$479,274

Net claims and claim expense ratio - current accident year	45.5%	59.3%		50.0%
Net claims and claim expense ratio - prior accident years	(20.3%)	(8.3%)		(16.4%)

Net claims and claim expense ratio - calendar year	25.2%	51.0%		33.6%
Underwriting expense ratio	19.6%	38.1%		25.7%

Combined ratio	44.8%	89.1%		59.3%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Catastrophe and Specialty Underwriting Results

	Three months ended December 31, 2008			Three months ended December 31, 2007
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$24,557	$28,850	$53,407	$(10,815)	$37,508	$26,693

Net premiums written	$17,925	$28,632	$46,557	$(8,701)	$37,508	$28,807

Net premiums earned	$162,124	$38,064	$200,188	$168,843	$65,532	$234,375
Net claims and claim expenses incurred	(76,396)	26,539	(49,857)	(30,094)	49,222	19,128
Acquisition expenses	18,238	8,704	26,942	17,693	15,811	33,504
Operational expenses	12,706	4,594	17,300	12,086	4,940	17,026

Underwriting income (loss)	$207,576	$(1,773)	$205,803	$169,158	$(4,441)	$164,717

Net claims and claim expenses incurred - current accident year	$7,346	$39,052	$46,398	$31,001	$86,776	$117,777
Net claims and claim expenses incurred - prior accident years	(83,742)	(12,513)	(96,255)	(61,095)	(37,554)	(98,649)

Net claims and claim expenses incurred - total	$(76,396)	$26,539	$(49,857)	$(30,094)	$49,222	$19,128

Net claims and claim expense ratio - current accident year	4.5%	102.6%	23.2%	18.4%	132.4%	50.3%
Net claims and claim expense ratio - prior accident years	(51.6%)	(32.9%)	(48.1%)	(36.2%)	(57.3%)	(42.1%)

Net claims and claim expense ratio - calendar year	(47.1%)	69.7%	(24.9%)	(17.8%)	75.1%	8.2%
Underwriting expense ratio	19.1%	35.0%	22.1%	17.6%	31.7%	21.5%

Combined ratio	(28.0%)	104.7%	(2.8%)	(0.2%)	106.8%	29.7%

	Twelve months ended December 31, 2008			Twelve months ended December 31, 2007
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$994,621	$159,770	$1,154,391	$1,003,104	$287,316	$1,290,420

Net premiums written	$712,341	$159,552	$871,893	$737,177	$287,316	$1,024,493

Net premiums earned	$717,570	$192,189	$909,759	$726,265	$231,396	$957,661
Net claims and claim expenses incurred	372,760	68,140	440,900	128,573	112,545	241,118
Acquisition expenses	62,038	43,399	105,437	77,089	42,826	119,915
Operational expenses	62,626	19,171	81,797	49,370	18,599	67,969

Underwriting income	$220,146	$61,479	$281,625	$471,233	$57,426	$528,659

Net claims and claim expenses incurred - current accident year	$504,351	$124,671	$629,022	$221,662	$213,833	$435,495
Net claims and claim expenses incurred - prior accident years	(131,591)	(56,531)	(188,122)	(93,089)	(101,288)	(194,377)

Net claims and claim expenses incurred - total	$372,760	$68,140	$440,900	$128,573	$112,545	$241,118

Net claims and claim expense ratio - current accident year	70.3%	64.9%	69.1%	30.5%	92.4%	45.5%
Net claims and claim expense ratio - prior accident years	(18.4%)	(29.4%)	(20.6%)	(12.8%)	(43.8%)	(20.3%)

Net claims and claim expense ratio - calendar year	51.9%	35.5%	48.5%	17.7%	48.6%	25.2%
Underwriting expense ratio	17.4%	32.5%	20.5%	17.4%	26.6%	19.6%

Combined ratio	69.3%	68.0%	69.0%	35.1%	75.2%	44.8%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written

	Three months ended
	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007
Renaissance catastrophe premiums	$19,487	$97,839	$291,317	$224,968	$(2,224)
Renaissance specialty premiums	26,875	28,408	22,955	75,463	37,498

Total Renaissance premiums	46,362	126,247	314,272	300,431	35,274

DaVinci catastrophe premiums	5,070	43,413	173,349	139,178	(8,591)
DaVinci specialty premiums	1,975	(197)	172	4,119	10

Total DaVinci premiums	7,045	43,216	173,521	143,297	(8,581)

Total Reinsurance premiums	$53,407	$169,463	$487,793	$443,728	$26,693

Total specialty premiums (1)	$28,850	$28,211	$23,127	$79,582	$37,508

Total catastrophe premiums	$24,557	$141,252	$464,666	$364,146	$(10,815)
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	—	(293)	24,042	31,621	2,711
Catastrophe premiums assumed from the Individual Risk segment	244	(13,342)	4,937	2,489	2,590

Total managed catastrophe premiums (3)	24,801	127,617	493,645	398,256	(5,514)
Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	—	(20)	(2,286)	—	883

Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$24,801	$127,597	$491,359	$398,256	$(4,631)

(1)	Total specialty premiums written includes $nil, $nil, $nil, $nil and $0.4 million of premiums assumed from the Individual Risk segment for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively.

(2)	Top Layer Re is accounted for under the equity method of accounting.

(3)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

7

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written

	Twelve months ended
	Dec. 31, 2008	Dec. 31, 2007
Renaissance catastrophe premiums	$633,611	$662,987
Renaissance specialty premiums	153,701	277,882

Total Renaissance premiums	787,312	940,869

DaVinci catastrophe premiums	361,010	340,117
DaVinci specialty premiums	6,069	9,434

Total DaVinci premiums	367,079	349,551

Total Reinsurance premiums	$1,154,391	$1,290,420

Total specialty premiums (1)	$159,770	$287,316

Total catastrophe premiums	$994,621	$1,003,104
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	55,370	66,436
Catastrophe premiums assumed from the Individual Risk segment	(5,672)	(36,968)

Total managed catastrophe premiums (3)	1,044,319	1,032,572
Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	(2,306)	(59,418)

Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$1,042,013	$973,154

(1)	Total specialty premiums written includes $nil and $0.4 million of premiums assumed from the Individual Risk segment for the years ended December 31, 2008 and 2007, respectively.

(2)	Top Layer Re is accounted for under the equity method of accounting.

(3)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

8

RenaissanceRe Holdings Ltd.

Individual Risk Segment - Gross Premiums Written

	Three months ended
	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008	Dec. 31, 2007
By Type of Business
Multi-peril crop	$52,229	$11,881	$203,077	$5,372	$28,616
Commercial property	18,055	24,863	60,830	30,853	20,559
Commercial multi-line	27,131	29,773	31,699	31,384	31,840
Personal lines property	10,543	17,168	19,239	13,212	12,338

Total Individual Risk premiums	$107,958	$83,685	$314,845	$80,821	$93,353

	Twelve months ended
	Dec. 31, 2008	Dec. 31, 2007
By Type of Business
Multi-peril crop	$272,559	$178,728
Commercial property	134,601	164,438
Commercial multi-line	119,987	162,422
Personal lines property	60,162	51,006

Total Individual Risk premiums	$587,309	$556,594

9

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operation - Quarter to Date

	Three months ended
	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007
Revenues
Gross premiums written	$7,045	$43,216	$173,521	$143,297	$(8,581)

Net premiums written	$5,071	$38,485	$163,390	$134,251	$(9,173)
Decrease (increase) in unearned premiums	71,459	61,787	(85,705)	(56,378)	83,214

Net premiums earned	76,530	100,272	77,685	77,873	74,041
Net investment (loss) income	(211)	12,149	15,183	15,964	18,517
Net foreign exchange (losses) gains	(717)	124	(559)	1,763	1,738
Other loss	(1,370)	(114)	(1,258)	(217)	(4,706)
Net realized (losses) gains on investments	(9,195)	(20,330)	(3,765)	(3,221)	2,873

Total revenues	65,037	92,101	87,286	92,162	92,463

Expenses
Net claims and claim expenses incurred	(35,507)	202,378	3,001	12,421	(5,806)
Acquisition expenses	9,377	2,706	20,929	17,094	19,424
Operational and corporate expenses	3,943	4,325	8,060	7,811	7,758
Interest expense	2,495	1,754	1,782	2,647	3,067

Total expenses	(19,692)	211,163	33,772	39,973	24,443

Income before minority interest	84,729	(119,062)	53,514	52,189	68,020
Minority interest	(175)	235	(111)	(111)	(143)

Net income (loss)	$84,554	$(118,827)	$53,403	$52,078	$67,877

Net claims and claim expenses incurred - current accident year	$1,764	$213,116	$10,171	$12,314	$10,636
Net claims and claim expenses incurred - prior accident years	(37,271)	(10,738)	(7,170)	107	(16,442)

Net claims and claim expenses incurred - total	$(35,507)	$202,378	$3,001	$12,421	$(5,806)

Net claims and claim expense ratio - current accident year	2.3%	212.5%	13.1%	15.8%	14.4%
Net claims and claim expense ratio - prior accident years	(48.7%)	(10.7%)	(9.2%)	0.2%	(22.2%)

Net claims and claim expense ratio - calendar year	(46.4%)	201.8%	3.9%	16.0%	(7.8%)
Underwriting expense ratio	17.4%	7.0%	37.3%	31.9%	36.7%

Combined ratio	(29.0%)	208.8%	41.2%	47.9%	28.9%

10

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations - Year to Date

	Twelve months ended
	Dec. 31, 2008	Dec. 31, 2007
Revenues
Gross premiums written	$367,079	$349,551

Net premiums written	$341,197	$321,895
Increase in unearned premiums	(8,837)	(11,631)

Net premiums earned	332,360	310,264
Net investment income	43,085	75,631
Net foreign exchange gains	611	920
Other loss	(2,959)	(17,124)
Net realized (losses) gains on investments	(36,511)	1,014

Total revenues	336,586	370,705

Expenses
Net claims and claim expenses incurred	182,293	51,201
Acquisition expenses	50,106	68,590
Operational and corporate expenses	24,139	31,934
Interest expense	8,678	12,167

Total expenses	265,216	163,892

Income before minority interest	71,370	206,813
Minority interest	(162)	(439)

Net income	$71,208	$206,374

Net claims and claim expenses incurred - current accident year	$237,365	$85,078
Net claims and claim expenses incurred - prior accident years	(55,072)	(33,877)

Net claims and claim expenses incurred - total	$182,293	$51,201

Net claims and claim expense ratio - current accident year	71.4%	27.4%
Net claims and claim expense ratio - prior accident years	(16.6%)	(10.9%)

Net claims and claim expense ratio - calendar year	54.8%	16.5%
Underwriting expense ratio	22.4%	32.4%

Combined ratio	77.2%	48.9%

11

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008	Dec. 31, 2007
Assets
Fixed maturity investments available for sale, at fair value	$2,996,885	$3,645,294	$3,775,345	$3,816,518	$3,914,363
Short term investments, at fair value	2,172,343	1,438,201	1,400,884	1,565,589	1,821,549
Other investments, at fair value	773,475	902,328	927,247	858,621	807,864
Investments in other ventures, under equity method	99,879	117,789	104,438	99,466	90,572

Total investments	6,042,582	6,103,612	6,207,914	6,340,194	6,634,348
Cash and cash equivalents	274,692	427,176	262,951	335,409	330,226
Premiums receivable	565,630	728,046	965,955	499,384	475,075
Ceded reinsurance balances	88,019	155,487	206,888	122,631	107,916
Losses recoverable	299,534	300,076	191,789	151,555	183,275
Accrued investment income	26,614	35,134	32,976	36,337	39,084
Deferred acquisition costs	81,904	114,038	134,319	106,310	104,212
Receivable for investments sold	236,485	368,313	209,320	349,835	144,037
Other secured assets	76,424	107,252	107,025	107,784	90,488
Other assets	217,986	178,163	156,970	114,957	171,457
Goodwill and other intangibles	74,181	71,942	74,169	5,546	6,237

Total assets	$7,984,051	$8,589,239	$8,550,276	$8,169,942	$8,286,355

Liabilities, Minority Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$2,160,612	$2,433,420	$2,009,803	$1,986,006	$2,028,496
Reserve for unearned premiums	510,235	757,624	993,959	673,991	563,336
Debt	450,000	450,000	450,000	450,999	451,951
Reinsurance balances payable	315,401	360,829	408,775	263,700	275,430
Payable for investments purchased	378,111	545,100	247,482	387,838	422,974
Other secured liabilities	77,420	106,420	106,420	106,420	88,920
Other liabilities	290,998	195,071	165,905	156,185	162,294

Total liabilities	4,182,777	4,848,464	4,382,344	4,025,139	3,993,401

Minority interest - DaVinciRe	768,531	699,534	794,499	758,851	815,451
Shareholders’ Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	61,503	61,401	62,862	64,927	68,920
Additional paid-in capital	—	—	—	—	107,867
Accumulated other comprehensive income	75,387	16,544	35,562	65,363	44,719
Retained earnings	2,245,853	2,313,296	2,625,009	2,605,662	2,605,997

Total shareholders’ equity	3,032,743	3,041,241	3,373,433	3,385,952	3,477,503

Total liabilities, minority interest and shareholders’ equity	$7,984,051	$8,589,239	$8,550,276	$8,169,942	$8,286,355

Book value per common share	$38.74	$38.94	$43.32	$42.14	$41.03

Common shares outstanding	61,503	61,401	62,862	64,927	68,920

12

RenaissanceRe Holdings Ltd.

Composition of Investment Portfolio

	Dec. 31, 2008		Sept. 30, 2008		June 30, 2008		Mar. 31, 2008		Dec. 31, 2007
TYPE OF INVESTMENT
U.S. treasuries and agencies	$916,001	15.2%	$1,109,317	18.2%	$981,104	15.8%	$1,081,873	17.1%	$1,057,979	15.9%
Non-U.S. government	57,058	0.9%	83,556	1.4%	59,168	1.0%	80,708	1.3%	66,496	1.0%
Corporate	747,210	12.4%	740,013	12.1%	886,561	14.3%	887,499	14.0%	937,289	14.1%
Mortgage-backed	1,110,594	18.4%	1,363,747	22.3%	1,349,669	21.7%	1,206,209	19.0%	1,251,582	18.9%
Asset-backed	166,022	2.7%	348,661	5.7%	498,843	8.0%	560,229	8.8%	601,017	9.1%

Total fixed maturities available for sale, at fair value	2,996,885	49.6%	3,645,294	59.7%	3,775,345	60.8%	3,816,518	60.2%	3,914,363	59.0%
Short term investments, at fair value	2,172,343	36.0%	1,438,201	23.6%	1,400,884	22.6%	1,565,589	24.7%	1,821,549	27.4%
Other investments, at fair value	773,475	12.8%	902,328	14.8%	927,247	14.9%	858,621	13.5%	807,864	12.2%

Total managed investment portfolio	5,942,703	98.4%	5,985,823	98.1%	6,103,476	98.3%	6,240,728	98.4%	6,543,776	98.6%
Investments in other ventures, under equity method	99,879	1.6%	117,789	1.9%	104,438	1.7%	99,466	1.6%	90,572	1.4%

Total investments	$6,042,582	100.0%	$6,103,612	100.0%	$6,207,914	100.0%	$6,340,194	100.0%	$6,634,348	100.0%

CREDIT QUALITY OF FIXED MATURITIES
AAA	$2,524,500	84.2%	$2,928,677	80.3%	$2,963,317	78.5%	$3,046,146	79.8%	$3,130,143	80.0%
AA	147,405	4.9%	377,421	10.4%	438,615	11.6%	397,282	10.4%	404,173	10.3%
A	200,318	6.7%	172,897	4.7%	192,189	5.1%	175,885	4.6%	182,780	4.7%
BBB	66,123	2.2%	93,506	2.6%	96,869	2.6%	118,854	3.1%	123,529	3.1%
Non-investment grade	58,539	2.0%	72,793	2.0%	84,355	2.2%	78,351	2.1%	73,738	1.9%

Total fixed maturities available for sale, at fair value	$2,996,885	100.0%	$3,645,294	100.0%	$3,775,345	100.0%	$3,816,518	100.0%	$3,914,363	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Due in less than one year	$115,316	3.8%	$223,439	6.1%	$260,972	6.9%	$306,567	8.0%	$385,497	9.8%
Due after one through five years	1,327,837	44.4%	1,256,700	34.5%	1,271,122	33.7%	1,344,276	35.2%	1,323,586	33.8%
Due after five through ten years	183,396	6.1%	370,532	10.1%	306,472	8.1%	315,651	8.3%	267,579	6.8%
Due after 10 years	93,720	3.1%	82,215	2.3%	88,267	2.3%	83,586	2.2%	85,102	2.2%
U.S. mortgage-backed securities	1,110,594	37.1%	1,363,747	37.4%	1,349,669	35.8%	1,206,209	31.6%	1,251,582	32.0%
U.S. asset-backed securities	166,022	5.5%	348,661	9.6%	498,843	13.2%	560,229	14.7%	601,017	15.4%

Total fixed maturities available for sale, at fair value	$2,996,885	100.0%	$3,645,294	100.0%	$3,775,345	100.0%	$3,816,518	100.0%	$3,914,363	100.0%

	As of or for the three months ended
	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008	Dec. 31, 2007
Average yield to maturity of fixed maturities and short term investments	2.8%	5.0%	4.1%	4.0%	4.5%
Average duration of fixed maturities and short term investments	1.5	2.2	2.1	1.9	1.8
Average credit quality of fixed maturities and short term investments	AA	AA	AA	AA	AA

13

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
TYPE OF INVESTMENT
Private equity partnerships	$258,901	$297,167	$297,877	$308,188	$301,446
Senior secured bank loan funds	215,870	272,752	290,801	226,341	158,203
Hedge funds	105,838	115,345	125,204	125,048	126,417
Catastrophe bonds	93,085	83,434	56,774	47,003	95,535
Non-U.S. fixed income funds	81,719	104,196	122,970	121,153	126,252
Miscellaneous other investments	18,062	29,434	33,621	30,888	11

Total other investments, at fair value	$773,475	$902,328	$927,247	$858,621	$807,864

TYPE OF INVESTMENT
Private equity partnerships	33.5%	33.0%	32.1%	35.8%	37.4%
Senior secured bank loan funds	27.9%	30.2%	31.4%	26.4%	19.6%
Hedge funds	13.7%	12.8%	13.5%	14.6%	15.6%
Catastrophe bonds	12.0%	9.2%	6.1%	5.5%	11.8%
Non-U.S. fixed income funds	10.6%	11.5%	13.3%	14.1%	15.6%
Miscellaneous other investments	2.3%	3.3%	3.6%	3.6%	0.0%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Fixed maturity investments available for sale	$53,290	$52,087	$46,308	$49,535	$44,339
Short term investments	7,313	9,990	12,054	19,080	28,057
Other investments
Hedge funds and private equity investments	(55,364)	(15,080)	(29,395)	(1,940)	7,343
Other	(84,983)	(30,306)	11,863	(14,441)	(257)
Cash and cash equivalents	1,552	1,956	1,042	2,902	3,520

	(78,192)	18,647	41,872	55,136	83,002
Investment expenses	(4,532)	(2,880)	(3,187)	(2,633)	(2,288)

Net investment (loss) income	(82,724)	15,767	38,685	52,503	80,714

Gross realized gains	40,749	20,007	18,606	20,272	17,985
Gross realized losses	(58,371)	(8,809)	(16,194)	(5,560)	(3,282)
Other than temporary impairments	(66,251)	(98,808)	(26,573)	(25,382)	(7,521)

Net realized (losses) gains on investments	(83,873)	(87,610)	(24,161)	(10,670)	7,182
Net change in unrealized holding gains on fixed maturity investments available for sale	62,363	(21,411)	(35,248)	23,729	12,612

Total investment result	$(104,234)	$(93,254)	$(20,724)	$65,562	$100,508

	Twelve months ended
	December 31, 2008	December 31, 2007
Fixed maturity investments available for sale	$201,220	$176,785
Short term investments	48,437	118,483
Other investments
Hedge funds and private equity investments	(101,779)	87,985
Other	(117,867)	17,469
Cash and cash equivalents	7,452	11,026

	37,463	411,748
Investment expenses	(13,232)	(9,285)

Net investment income	24,231	402,463

Gross realized gains	99,634	35,923
Gross realized losses	(88,934)	(9,117)
Other than temporary impairments	(217,014)	(25,513)

Net realized (losses) gains on investments	(206,314)	1,293
Net change in unrealized holding gains on fixed maturity investments available for sale	29,433	19,502

Total investment result	$(152,650)	$423,258

15

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2008
Property catastrophe reinsurance	$312,944	$297,279	$250,946	$861,169
Specialty reinsurance	113,953	135,345	387,352	636,650

Total Reinsurance	426,897	432,624	638,298	1,497,819
Individual Risk	253,327	14,591	394,875	662,793

Total	$680,224	$447,215	$1,033,173	$2,160,612

September 30, 2008
Property catastrophe reinsurance	$272,682	$529,537	$293,315	$1,095,534
Specialty reinsurance	113,337	152,012	387,899	653,248

Total Reinsurance	386,019	681,549	681,214	1,748,782
Individual Risk	224,912	16,125	443,601	684,638

Total	$610,931	$697,674	$1,124,815	$2,433,420

June 30, 2008
Property catastrophe reinsurance	$207,054	$253,801	$245,737	$706,592
Specialty reinsurance	111,652	141,268	400,024	652,944

Total Reinsurance	318,706	395,069	645,761	1,359,536
Individual Risk	226,020	9,780	414,467	650,267

Total	$544,726	$404,849	$1,060,228	$2,009,803

March 31, 2008
Property catastrophe reinsurance	$248,291	$272,396	$239,705	$760,392
Specialty reinsurance	114,812	81,355	458,964	655,131

Total Reinsurance	363,103	353,751	698,669	1,415,523
Individual Risk	230,699	18,708	321,076	570,483

Total	$593,802	$372,459	$1,019,745	$1,986,006

December 31, 2007
Property catastrophe reinsurance	$275,436	$287,201	$204,487	$767,124
Specialty reinsurance	109,567	93,280	448,756	651,603

Total Reinsurance	385,003	380,481	653,243	1,418,727
Individual Risk	237,747	10,359	361,663	609,769

Total	$622,750	$390,840	$1,014,906	$2,028,496

16

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended December 31, 2008			Three months ended December 31, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,433,420	$300,076	$2,133,344	$2,128,644	$220,037	$1,908,607
Incurred losses and loss expenses
Current year	161,988	29,044	132,944	165,339	(4,160)	169,499
Prior years	(116,458)	(12,283)	(104,175)	(114,842)	(8,071)	(106,771)

Total incurred losses and loss expenses	45,530	16,761	28,769	50,497	(12,231)	62,728

Paid losses and loss expenses
Current year	190,866	232	190,634	70,809	1,350	69,459
Prior years	127,472	17,071	110,401	79,836	23,181	56,655

Total paid losses and loss expenses	318,338	17,303	301,035	150,645	24,531	126,114

Reserve for losses and loss expenses, end of period	$2,160,612	$299,534	$1,861,078	$2,028,496	$183,275	$1,845,221

	Twelve months ended December 31, 2008			Twelve months ended December 31, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,028,496	$183,275	$1,845,221	$2,098,155	$301,854	$1,796,301
Incurred losses and loss expenses
Current year	1,199,740	204,424	995,316	797,044	84,620	712,424
Prior years	(271,477)	(36,650)	(234,827)	(233,286)	(136)	(233,150)

Total incurred losses and loss expenses	928,263	167,774	760,489	563,758	84,484	479,274

Paid losses and loss expenses
Current year	348,091	1,246	346,845	134,562	8,746	125,816
Prior years	448,056	50,269	397,787	498,855	194,317	304,538

Total paid losses and loss expenses	796,147	51,515	744,632	633,417	203,063	430,354

Reserve for losses and loss expenses, end of period	$2,160,612	$299,534	$1,861,078	$2,028,496	$183,275	$1,845,221

17

RenaissanceRe Holdings Ltd.

Equity in Earnings (Losses) of Other Ventures

	Three months ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Top Layer Re	$2,310	$2,431	$3,023	$3,613	$3,162
Starbound II	—	777	1,063	1,362	1,071
Tower Hill and Tower Hill Companies	(840)	(832)	879	1,338	1,969
ChannelRe	—	—	—	—	(131,201)
Other	(1,322)	(43)	(93)	(63)	—

Total equity in earnings (losses) of other ventures	$148	$2,333	$4,872	$6,250	$(124,999)

	Twelve months ended
	December 31, 2008	December 31, 2007
Top Layer Re	$11,377	$14,949
Starbound II	3,202	2,472
Tower Hill and Tower Hill Companies	545	3,432
ChannelRe	—	(151,751)
Other	(1,521)	2,289

Total equity in earnings (losses) of other ventures	$13,603	$(128,609)

18

RenaissanceRe Holdings Ltd.

Ratings

At December 31, 2008	A.M. Best	S&P	Moody’s	Fitch

REINSURANCE SEGMENT[1]
Renaissance Reinsurance	A+	AA-	A2	A
DaVinci	A	A+	—	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	AA-	—	—

INDIVIDUAL RISK SEGMENT[1]
Glencoe	A	—	—	—
Stonington	A	—	—	—
Stonington Lloyds	A	—	—	—
Lantana	A	—	—	—

RENAISSANCERE[2]	a-	A	Baa1	BBB+

1	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.

2	The A.M. Best, S&P, Moody’s and Fitch ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

19

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income (loss)” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss)” as used herein differs from “net (loss) income (attributable) available to common shareholders”, which the Company believes is the most directly comparable GAAP measures, by the exclusion of net realized gains and losses on investments and net unrealized gains and losses on credit derivatives issued by entities included in investments in other ventures, under equity method. In the presentation below, the only adjustments in respect of unrealized gains and losses reflect unrealized mark-to-market losses on credit derivatives and other credit-related products issued by ChannelRe Holdings Ltd. (“ChannelRe”), a financial guarantee reinsurer whose investment is accounted for by the Company under the equity method. The Company believes that the prevailing convention among financial guarantee insurers, reinsurers and other market participants, such as ChannelRe, is to exclude from “operating income (loss)” such unrealized gains and losses attributable to credit derivatives and other credit-related products. The Company’s management believes that “operating income (loss)” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s investment portfolio and credit derivatives issued by entities included in investments in other ventures, under equity method, which are not considered by management to be relevant indicators of business operations. The Company also uses “operating income (loss)” to calculate “operating income (loss) per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of 1) net (loss) income (attributable) available to common shareholders to operating income (loss) available (attributable) to common shareholders; 2) net (loss) income (attributable) available to common shareholders per common share - diluted to operating income (loss) available (attributable) to common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity, annualized:

	Three months ended					Year ended
	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008	Dec. 31, 2007	Dec. 31, 2008	Dec. 31, 2007
Net (loss) income (attributable) available to common shareholders	$(55,192)	$(230,974)	$135,721	$137,165	$62,204	$(13,280)	$569,575
Adjustment for net realized losses (gains) on investments	83,873	87,610	24,161	10,670	(7,182)	206,314	(1,293)
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	—	—	—	131,201	—	167,171

Operating income (loss) available (attributable) to common shareholders	$28,681	$(143,364)	$159,882	$147,835	$186,223	$193,034	$735,453

Net (loss) income (attributable) available to common shareholders per common share - diluted (1)	$(0.91)	$(3.79)	$2.13	$2.05	$0.88	$(0.21)	$7.93
Adjustment for net realized losses (gains) on investments	1.38	1.44	0.37	0.16	(0.10)	3.25	(0.02)
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	—	—	—	1.86	—	2.33

Operating income (loss) available (attributable) to common shareholders per common share - diluted (1)	$0.47	$(2.35)	$2.50	$2.21	$2.64	$3.04	$10.24

Return on average common equity - annualized	(9.2%)	(36.1%)	19.9%	19.7%	8.7%	(0.5%)	20.9%
Adjustment for net realized losses (gains) on investments	14.0%	13.7%	3.5%	1.6%	(1.0%)	7.9%	(0.1%)
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	—	—	—	18.4%	—	6.2%

Operating return on average common equity - annualized	4.8%	(22.4%)	23.4%	21.3%	26.1%	7.4%	27.0%

(1)	In accordance with FAS 128, diluted earnings per share calculations use average common shares outstanding - basic, when in a net loss position.

The Company has also included in this Financial Supplement “managed catastrophe premiums” and “managed catastrophe premiums, net of fully-collateralized joint ventures”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums, net of fully-collateralized joint ventures” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to: 1) the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting; 2) the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment; and 3) the deduction of catastrophe premiums that are written by the Company and ceded directly to the Company’s fully-collateralized joint ventures which include Starbound Reinsurance Ltd., Starbound Reinsurance II Ltd. and Timicuan Reinsurance Ltd. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. The Company believes “managed catastrophe premiums, net of fully-collateralized joint ventures” is also a useful measure to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures, net of catastrophe premiums assumed from the Company’s Individual Risk segment and net of catastrophe premiums written directly on behalf of the Company’s fully-collateralized joint ventures.

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RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has included in this Financial Supplement “tangible book value per common share” which is defined as book value per common share excluding goodwill and other intangibles. The Company has also included in this Financial Supplement “tangible book value per common share plus accumulated dividends” which is defined as book value per common share excluding goodwill and other intangibles, plus accumulated dividends. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007	Dec. 31, 2006
Book value per common share	$38.74	$38.94	$43.32	$42.14	$41.03	$40.53	$34.38
Adjustment for goodwill and other intangibles (1)	(2.01)	(1.92)	(1.18)	(0.09)	(0.09)	(0.09)	(0.08)

Tangible book value per common share	36.73	37.02	42.14	42.05	40.94	40.44	34.30
Adjustment for accumulated dividends	7.92	7.69	7.46	7.23	7.00	6.78	6.12

Tangible book value per common share plus accumulated dividends	$44.65	$44.71	$49.60	$49.28	$47.94	$47.22	$40.42

(1)	At December 31, 2008 and September 30, 2008, goodwill and other intangibles includes $49.8 million and $46.4 million, respecitvely, of goodwill and other intangibles included in investment in other ventures, under equity method.

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